UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22321

MainStay Funds Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010
(Address of principal executive offices)	(Zip Code)

J. Kevin Gao, Esq., 30 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-624-6782

Date of fiscal year end: December 31 (MainStay Marketfield Fund)

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

The schedule of investments for the period ended March 31, 2016 is filed herewith.

MainStay Marketfield Fund

Portfolio of Investments March 31, 2016 (Unaudited)

		Shares	Value
	Common Stocks 59.8% †
	Aerospace & Defense 5.5%
	Honeywell International, Inc.	92,922	$10,411,910
	Lockheed Martin Corp. (a)	122,962	27,236,083
	Northrop Grumman Corp.	142,863	28,272,588
	Raytheon Co. (a)	242,697	29,761,933
			95,682,514
	Banks 1.3%
	Bank of Ireland (Ireland) (b)	79,729,716	23,134,729

	Biotechnology 2.0%
¤	Grifols S.A. (Spain)	1,591,270	35,435,513

	Building Products 1.6%
	Fortune Brands Home & Security, Inc.	266,960	14,960,438
	Masco Corp.	429,195	13,498,183
			28,458,621
	Chemicals 1.0%
	Sherwin-Williams Co. (The) (a)	59,095	16,822,574

	Construction Materials 0.7%
	Taiheiyo Cement Corp. (Japan)	5,338,668	12,285,886

	Diversified Financial Services 0.9%
	CME Group, Inc. (a)	165,030	15,851,131

	Electrical Equipment 1.4%
	Nidec Corp. (Japan)	259,600	17,763,380
	Rockwell Automation, Inc.	60,757	6,911,109
			24,674,489
	Electronic Equipment, Instruments & Components 2.0%
	Keyence Corp. (Japan)	38,718	21,119,535
	Murata Manufacturing Co., Ltd. (Japan)	120,427	14,520,364
			35,639,899
	Food & Staples Retailing 1.8%
¤	Costco Wholesale Corp.	202,990	31,987,164

	Health Care Equipment & Supplies 1.0%
	Intuitive Surgical, Inc. (b)	29,339	17,634,206

	Hotels, Restaurants & Leisure 1.2%
	Dalata Hotel Group PLC (Ireland) (b)	4,021,726	20,378,358

	Household Durables 7.3%
¤	D.R. Horton, Inc. (a)	1,220,988	36,910,467
	Lennar Corp. Class A (a)	516,318	24,969,139
	PulteGroup, Inc.	1,338,740	25,047,825
	Sekisui House, Ltd. (Japan)	1,113,977	18,801,362
	Sony Corp. (Japan)	233,254	5,995,858
	Sony Corp., Sponsored ADR (Japan)	610,544	15,703,192
			127,427,843

	Industrial Conglomerates 4.5%
¤	3M Co.	230,830	38,463,203
¤	Siemens A.G. Registered (Germany)	377,131	39,974,138
			78,437,341
	Internet & Catalog Retail 1.1%
	JD.com, Inc., ADR (China) (a)(b)	737,746	19,550,269

	Internet Software & Services 2.8%
	comScore, Inc. (b)	116,100	3,487,644
	Facebook, Inc. Class A (b)	184,663	21,070,048
	LinkedIn Corp. Class A (b)	59,215	6,771,235
	Yahoo Japan Corp. (Japan)	4,148,724	17,657,282
			48,986,209
	Leisure Products 0.7%
	Shimano, Inc. (Japan)	73,790	11,565,646

	Machinery 2.8%
	FANUC Corp. (Japan)	131,508	20,431,093
	Kubota Corp. (Japan)	2,023,338	27,623,252
			48,054,345
	Metals & Mining 2.0%
	Silver Wheaton Corp. (Canada)	789,900	13,096,542
	Southern Copper Corp. (Peru)	420,176	11,643,077
	Steel Dynamics, Inc.	443,657	9,986,719
			34,726,338
	Personal Products 1.1%
	Kao Corp. (Japan)	347,015	18,509,317

	Real Estate Investment Trusts 5.8%
	Green REIT PLC (Ireland)	12,586,723	20,208,948
	Hibernia REIT PLC (Ireland)	15,738,202	23,316,863
¤	Merlin Properties Socimi S.A. (Spain)	3,721,580	43,279,504
	Weyerhaeuser Co.	454,262	14,073,037
			100,878,352
	Real Estate Management & Development 3.6%
	Kennedy Wilson Europe Real Estate PLC (United Kingdom)	1,711,586	28,786,272
	Mitsubishi Estate Co., Ltd. (Japan)	718,144	13,339,376
	St. Joe Co. (The) (a)(b)	1,179,057	20,220,827
			62,346,475
	Semiconductors & Semiconductor Equipment 0.8%
	First Solar, Inc. (b)	207,402	14,200,815

	Software 1.6%
	Microsoft Corp.	404,500	22,340,535
	Splunk, Inc. (b)	128,960	6,310,013
			28,650,548
	Specialty Retail 5.3%
	Home Depot, Inc. (The)	153,900	20,534,877
¤	Industria de Diseno Textil S.A. (Spain)	1,144,192	38,492,916
	Ross Stores, Inc. (a)	373,100	21,602,490
	TJX Cos., Inc. (The)	155,764	12,204,109
			92,834,392
	Total Common Stocks (Cost $879,197,124)		1,044,152,974

	Exchange-Traded Funds 8.8% (c)
	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	226,900	5,570,395
¤	iShares MSCI Mexico Capped ETF	594,000	31,897,800
¤	iShares MSCI South Korea Capped ETF	1,000,000	52,820,000
¤	iShares U.S. Home Construction ETF (a)	1,403,684	38,011,763
	SPDR S&P Homebuilders ETF (a)	726,932	24,599,379
	Total Exchange-Traded Funds (Cost $140,773,261)		152,899,337

	Number of Contracts
Purchased Option 0.0%‡
Purchased Put Option 0.0%‡
Powershares QQQ Trust Series 1 Strike Price $102.00 Expires 4/15/16, American Style	25,000	250,000
Total Purchased Option (Cost $4,475,000)		250,000

		Shares
	Short-Term Investment 18.0%
	Money Market Fund 18.0%
	State Street Institutional Treasury Money Market Fund	315,000,000	315,000,000

	Total Short-Term Investment (Cost $315,000,000)		315,000,000
	Total Investments, Before Investments Sold Short (Cost $1,339,445,385) (e)	86.6%	1,512,302,311

	Common Stocks Sold Short (27.2%)
	Aerospace & Defense (0.5%)
	Boeing Co. (The)	(68,600)	(8,708,084)

	Air Freight & Logistics (1.4%)
	FedEx Corp.	(75,700)	(12,317,904)
	United Parcel Service, Inc. Class B	(112,100)	(11,823,187)
			(24,141,091)
	Banks (7.9%)
	Bank of Montreal (Canada)	(198,900)	(12,078,724)
	Bank of Nova Scotia (The) (Canada)	(382,151)	(18,675,745)
	BNP Paribas S.A. (France)	(360,095)	(18,123,332)
	Canadian Imperial Bank of Commerce (Canada)	(238,964)	(17,851,232)
•	JPMorgan Chase & Co.	(554,725)	(32,850,815)
	Royal Bank of Canada (Canada)	(326,800)	(18,810,608)
	Toronto-Dominion Bank (The) (Canada)	(450,400)	(19,425,752)
			(137,816,208)
	Biotechnology (2.8%)
	Alexion Pharmaceuticals, Inc. (b)	(77,874)	(10,841,618)
	Biogen, Inc. (b)	(49,200)	(12,807,744)
	Celgene Corp. (b)	(124,300)	(12,441,187)
	Gilead Sciences, Inc.	(143,100)	(13,145,166)
			(49,235,715)
	Capital Markets (6.5%)
	Ameriprise Financial, Inc.	(52,300)	(4,916,723)
	BlackRock, Inc. Class A	(49,213)	(16,760,471)
	Blackstone Group, L.P. (The)	(471,324)	(13,220,638)
	Eaton Vance Corp.	(375,161)	(12,575,397)
•	Goldman Sachs Group, Inc. (The)	(191,330)	(30,034,983)
	Invesco, Ltd.	(177,500)	(5,461,675)
	KKR & Co., L.P.	(360,000)	(5,288,400)
	Morgan Stanley	(501,900)	(12,552,519)
	State Street Corp.	(117,300)	(6,864,396)
	T Rowe Price Group, Inc.	(82,173)	(6,036,429)
			(113,711,631)
	Consumer Finance (0.9%)
	Capital One Financial Corp.	(140,900)	(9,765,779)
	Discover Financial Services	(106,200)	(5,407,704)
			(15,173,483)
	Diversified Financial Services (0.3%)
	Leucadia National Corp.	(296,200)	(4,789,554)

	Insurance (1.2%)
	Manulife Financial Corp. (Canada)	(1,081,077)	(15,299,477)
	MetLife, Inc.	(118,100)	(5,189,314)
			(20,488,791)
	Media (2.4%)
	CBS Corp. Class B	(240,800)	(13,265,672)
	Twenty-First Century Fox, Inc. Class A	(411,000)	(11,458,680)
	Viacom, Inc. Class B	(161,645)	(6,672,706)
	Walt Disney Co. (The)	(98,700)	(9,801,897)
			(41,198,955)
	Multiline Retail (0.6%)
	Macy's, Inc.	(259,000)	(11,419,310)

	Real Estate Investment Trusts (1.5%)
	Boston Properties, Inc.	(54,000)	(6,862,320)
	Essex Property Trust, Inc.	(29,400)	(6,875,484)
	SL Green Realty Corp.	(66,400)	(6,432,832)
	Vornado Realty Trust	(72,300)	(6,827,289)
			(26,997,925)
	Technology Hardware, Storage & Peripherals (1.2%)
	Apple, Inc.	(187,600)	(20,446,524)

	Total Common Stocks Sold Short (Proceeds $485,624,375)		(474,127,271)

	Exchange-Traded Funds Sold Short (10.6%) (c)
•	Financial Select Sector SPDR Fund	(3,455,700)	(77,787,807)
•	Health Care Select Sector SPDR Fund	(763,200)	(51,729,696)
	iShares S&P/TSX Capped Financials Index ETF (Canada)	(962,152)	(22,410,085)
•	iShares U.S. Real Estate ETF	(434,356)	(33,818,958)
	Total Exchange-Traded Funds Sold Short (Proceeds $177,304,976)		(185,746,546)
	Total Investments Sold Short (Proceeds $662,929,351) (d)	(37.8)%	(659,873,817)
	Total Investments, Net of Investments Sold Short (Cost $676,516,034)	48.8	852,428,494
	Other Assets, Less Liabilities	51.2	892,780,628
	Net Assets	100.0%	$1,745,209,122

¤	Among the Fund's 10 largest holdings, as of March 31, 2016, excluding short-term investment. May be subject to change daily.
•	Among the Fund’s 5 largest short positions as of March 31, 2016. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities Sold Short.
(b)	Non-income producing security.
(c)	Exchange-Traded Fund - An investment vehicle that represents a basket of securities that is traded on an exchange.
(d)	As of March 31, 2016, cash in the amount of $835,415,513 was on deposit with brokers for short sale transactions.
(e)	As of March 31, 2016, cost was $1,371,147,407 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$197,370,105
Gross unrealized depreciation	(56,215,201)
Net unrealized appreciation	$141,154,904

As of March 31, 2016, the Fund held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)

Euro vs. U.S. Dollar	5/12/16	Credit Suisse International	EUR 129,925,000	$146,386,498	$(1,623,222)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					$(1,623,222)

1.	As of March 31, 2016, cash in the amount of $11,613,938 was on deposit with brokers for swap contracts and foreign currency forward contracts.

As of March 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro-Buxl	(750)	June 2016	$(143,836,224)	$(3,428,890)
FTSE China A50 Index	1,818	April 2016	17,452,800	(101,550)
			$(126,383,424)	$(3,530,440)

1.	As of March 31, 2016, cash in the amount of $12,371,969 was on deposit with a broker for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of March 31, 2016.

Written Options
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium (Received)	Market Value
Put-Powershares QQQ Trust Series 1, American Style	Barclays Capital Inc.	$ 95.00	04/15/2016	(25,000)	$(1,450,000)	$(75,000)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of March 31, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	11/21/2016	$16,624	$(1,498,801)
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	12/5/2016	2,185	(237,791)
				$18,809	$(1,736,592)

* Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

At March 31, 2016, the Fund held the following OTC credit default swap contracts1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/Receive Fixed Rate[4]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$236,926	(1.00)%	$(8,220,577)	8,373,119	152,542
Republic of South Africa
5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$4,497	(1.00)%	$(278,758)	159,054	(119,704)
							$8,532,173	$32,838

1.   As of March 31, 2016, cash in the amount of $11,613,938 was on deposit with brokers for swap contracts and foreign currency forward contracts.

2.   Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.   The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.   The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.   Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at March 31, 2016.

The following abbreviations are used in the preceding pages:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
EUR	—Euro
SPDR	—Standard & Poor's Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,044,152,974	$—	$—	$1,044,152,974
Exchange-Traded Funds	152,899,337	—	—	152,899,337
Short-Term Investment
Money Market Fund	315,000,000	—	—	315,000,000
Total Investments in Securities	1,512,052,311	—	—	1,512,052,311
Other Financial Instruments
Credit Default Swap Contracts (b)	—	152,542	—	152,542
Purchased Put Options	250,000	—	—	250,000
Total Other Financial Instruments	250,000	152,542	—	402,542
Total Investments in Securities and Other Financial Instruments	$1,512,302,311	$152,542	$—	$1,512,454,853

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(474,127,271)	$—	$—	$(474,127,271)
Exchange-Traded Funds Sold Short	(185,746,546)	—	—	(185,746,546)
Total Investments in Securities Sold Short	(659,873,817)	—	—	(659,873,817)
Other Financial Instruments
Credit Default Swap Contracts (b)	—	(119,704)	—	(119,704)
Foreign Currency Forward Contracts (b)	—	(1,623,222)	—	(1,623,222)
Futures Contracts Long (b)	(101,550)	—	—	(101,550)
Futures Contracts Short (b)	(3,428,890)	—	—	(3,428,890)
Total Return Equity Swap Contracts (b)	—	(1,736,592)	—	(1,736,592)
Written Options	(75,000)	—	—	(75,000)
Total Other Financial Instruments	(3,605,440)	(3,479,518)	—	(7,084,958)
Total Investments in Securities Sold Short and Other Financial Instruments	$(663,479,257)	$(3,479,518)	$—	$(666,958,775)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended March 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of March 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay Funds Trust

NOTES TO PORTFOLIOS OF INVESTMENTS March 31, 2016 (Unaudited)

SECURITIES VALUATION.

Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay Funds Trust adopted procedures establishing methodologies for the valuation of the Funds' securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC ( "New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of March 31, 2016, the aggregate value by input level of the Fund's assets and liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of the security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended March 31, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of March 31, 2016, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s net asset value ("NAV") is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of March 31, 2016, no foreign equity securities were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Investments in Money Market Mutual Funds are valued at their respective NAVs at the close of business each day. Money Market Mutual Funds seek to maintain an NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hiearchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund's investments, as shown in the Portfolio of Investments, was measured as of March 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of March 31, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

Item 2. Controls And Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant's principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher Stephen P. Fisher President and Principal Executive Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher Stephen P. Fisher President and Principal Executive Officer

Date: May 27, 2016

By:	/s/ Jack R. Benintende Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: May 27, 2016